Exhibit 99.2

www.smurfitwestrock.com

Smurfit Westrock Medium-Term Investor Update This announcement contains inside information

Dublin, Ireland – February 11, 2026 – As previously announced, Smurfit Westrock plc (“Smurfit Westrock” or the “Company”) (NYSE: SW, LSE: SWR) will host an update for investors on its Medium-Term Plan, capital allocation priorities and value creation plan (the “Investor Update”) today at approximately 7:30 am ET (12:30 pm GMT), led by Group President & CEO Tony Smurfit alongside other members of the senior leadership team.

2030 Financial Targets and Capital Allocation Priorities1

At the event, Smurfit Westrock will set out and discuss its financial targets over the next five years (2026-2030):

•	Adjusted EBITDA[1] of ~$7 billion by 2030
•	Adjusted EBITDA CAGR[1] of ~7% over 2026-2030
•	Adjusted EBITDA Margin[1] expansion of ~300 basis points over 2026-2030
•	Cumulative Discretionary Free Cash Flow[1] of ~$14 billion over 2026-2030[2]
•	Discretionary Free Cash Flow CAGR[1] of ~17% over 2026-2030
•	Long-term Net Debt to EBITDA[1] target of below 2.0x
•	Significant and growing capital return to shareholders, including:

o	Maintaining a progressive dividend policy with dividends of ~$5 billion between 2026-2030
o	Capacity for share buybacks from 2027

Smurfit Westrock’s Medium-Term Plan assumes market growth3 and through-the-cycle pricing around current levels, including market growth of 1.6% in North America, 1.7% in Europe and 2.0% in Latin America. Achieving this plan assumes below mid-market paper pricing in Europe and no price increases in paper in North America. These assumptions are based on third party market data and our targets are not based on market improvements which would deliver additional upside. A presentation regarding the same will be available on the Company’s website at www.smurfitwestrock.com before the event and also included with the Company’s SEC filings.

Tony Smurfit, President and CEO, commented:

“Our Medium-Term Plan clearly sets out how we will continue to build Smurfit Westrock, as one of the world’s great companies, delivering secure, superior, and long-term value for all of our stakeholders. The Investor Update will cover our five-year financial targets through 2030 and the capital allocation priorities that we believe will drive superior performance and enhanced shareholder returns, underpinned by our performance-led, owner-operator model.

Our strategy is straightforward, disciplined and proven. We are focused on unlocking the full potential of North America, while continuing to outperform in EMEA and APAC and delivering dynamic growth and strong margins in Latin America.

Strong operational performance and capital allocation are central to our value creation plan. We will continue to invest in growth while aiming to deliver significant and growing capital return to shareholders, supported by the strength and flexibility of our balance sheet and strong Free Cash Flow generation.”

1.  Adjusted EBITDA, Adjusted EBITDA CAGR, Adjusted EBITDA Margin, Cumulative Discretionary Free Cash Flow, Cumulative Discretionary Free Cash Flow CAGR and Long Term Net Debt to EBITDA are non-GAAP financial measures. We have not reconciled these forward-looking non-GAAP measures to the most comparable GAAP measures because it is not possible to do so without unreasonable efforts due to the uncertainty and potential variability of reconciling items, which are dependent on future events and often outside of management’s control and which could be significant. Because such items cannot be reasonably predicted with the level of precision required, we are unable to provide forward-looking comparable GAAP measures. In addition, these goals are aspirational or otherwise constitute forward-looking statements. Actual performance may differ, possibly materially, and no guarantees are made that these goals will be met.

2.  Excludes growth capex of $4bn.

3.  Source: Numera.

Conference Call

The event will be broadcast via live webcast and registration details are available at investors.smurfitwestrock.com. Upon registration, participants will receive a link to access the webcast. Presentation materials will be available in person and in the Investors section of the Smurfit Westrock website.

A replay of the webcast will be accessible on the website following the event.

Forward Looking Statements

This press release includes certain “forward-looking statements” (including within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended) regarding, among other things, the plans, strategies, outcomes, outlooks, and prospects, both business and financial, of Smurfit Westrock, including, but not limited to the synergies and other expected benefits of the completed combination between Smurfit Kappa and WestRock as well as our scale, geographic reach, product portfolio, credit rating and level of debt and leverage ratio, demand outlook, market growth patterns, and mid-range plan, including with respect to our capital returns to shareholders (such as declaration of future dividends and/or share buybacks), planned investments and anticipated path to delivering shareholder value and any other statements regarding the Company's future expectations, beliefs, plans, objectives, capital allocation decisions, investment strategy and return on capital employed, results of operations, financial condition and cash flows, or future events, outlook, or performance. Statements that are not historical facts, including statements about the beliefs and expectations of the management of the Company, are forward-looking statements. Words such as “may”, “will”, “could”, “should”, “would”, “anticipate”, “intend”, “estimate”, “project”, “plan”, “believe”, “expect”, “target”, “prospects”, “potential”, “commit”, “forecasts”, “aims”, “considered”, “likely” and variations of these words and similar future or conditional expressions are intended to identify forward-looking statements but are not the exclusive means of identifying such statements. While the Company believes these expectations, assumptions, estimates and projections are reasonable, such forward-looking statements are only predictions and involve known and unknown risks and uncertainties, many of which are beyond the control of the Company. By their nature, forward-looking statements involve risk and uncertainty because they relate to events and depend upon future circumstances that may or may not occur. Actual results may differ materially from the current expectations of the Company depending upon a number of factors affecting its business, including risks associated with the integration and performance of the Company following the Combination. This press release provides an overview of the Company’s goals, plans, and related initiatives. These goals, plans, and initiatives are aspirational or otherwise constitute forward-looking statements and actual performance may differ, possibly materially, and no guarantees are made that these goals will be met or that these plans and initiatives will be successfully executed. This presentation also includes numbers and percentages that are estimates or approximations and that may be based on various assumptions some but not all of which are provided herein. Some data and other information in this presentation are also based on management’s estimates and calculations, which are derived from its review and interpretation of internal company research, surveys and independent sources. In addition, industry data included herein is subject to significant business, economic and competitive uncertainties beyond the Company’s control.

Important factors that could cause actual results to differ materially from plans, estimates or expectations include: our ability to deliver on our mid-range plan, including with respect to our capital returns to shareholders, planned investments and growth; changes in demand environment; our ability to deliver on our closure plan and associated efforts; our future cash payments associated with these initiatives; potential future cost savings associated with such initiatives; the amount of charges and the timing of such charges or actions described herein; potential future impairment charges; accuracy of assumptions associated with the charges; economic, competitive and market conditions generally, including macroeconomic uncertainty, customer inventory rebalancing, the impact of inflation and increases in energy, raw materials, shipping, labor and capital equipment costs, geo-economic fragmentation and protectionism such as tariffs, trade wars or similar governmental actions affecting the flows of goods, services or currency (including the implementation of tariffs by the US federal government and reciprocal tariffs and other protectionist or retaliatory measures governments in Europe, Asia, and other countries have taken or may take in response); the impact of prolonged or recurring U.S. federal government shutdowns and any resulting volatility in the capital markets or interruptions in the Company’s access to capital; the impact of public health crises, such as pandemics and epidemics and any related company or governmental policies and actions to protect the health and safety of individuals or governmental policies or actions to maintain the functioning of national or global economies and markets; reduced supply of raw materials, energy and transportation, including from supply chain disruptions and labor shortages; developments related to pricing cycles and volumes; intense competition; the ability of the Company to successfully recover from a disaster or other business continuity problem due to a hurricane, flood, earthquake, terrorist attack, war, pandemic, security breach, cyber-attack, power loss, telecommunications failure or other natural or man-made events, including the ability to function remotely during long-term disruptions; the Company's ability to respond to changing customer preferences and to protect intellectual property; the amount and timing of the Company's capital expenditures; risks related to international sales and operations; failures in the Company's quality control measures and systems resulting in faulty or contaminated products; cybersecurity risks, including threats to the confidentiality, integrity and availability of data in the Company's systems; works stoppages and other labor disputes; the Company’s ability to establish and maintain effective internal controls over financial reporting in accordance with the Sarbanes Oxley Act of 2002, as amended, and remediate any weaknesses in controls and processes; the Company's ability to retain or hire key personnel; risks related to sustainability matters, including climate change and scarce resources, as well as the Company's ability to comply with changing environmental laws and regulations; the Company's ability to successfully implement strategic transformation initiatives; results and impacts of acquisitions by the Company; the Company's significant levels of indebtedness; the impact of the Combination on the Company's credit ratings; the potential impairment of assets and goodwill; the availability of sufficient cash to distribute dividends to the Company's shareholders in line with current expectations; the scope, costs, timing and impact of any restructuring of operations and corporate and tax structure; evolving legal, regulatory and tax regimes; changes in economic, financial, political and regulatory conditions in Ireland, the United Kingdom, the United States and elsewhere, and other factors that contribute to uncertainty and volatility, natural and man-made disasters, civil unrest, geopolitical uncertainty, and conditions that may result from legislative, regulatory, trade and policy changes associated with the current or subsequent Irish, US or UK administrations; legal proceedings instituted against the Company; actions by third parties, including government agencies; the Company's ability to promptly and effectively integrate Smurfit Kappa's and WestRock's businesses; the Company's ability to achieve the synergies and value creation contemplated by the Combination; other factors such as future market conditions, currency fluctuations, the behavior of other market participants, the actions of regulators and other factors such as changes in the political, social and regulatory framework in which the Company's group operates or in economic or technological trends or conditions, and other risk factors included in the Company's filings with the Securities and Exchange Commission, including the Company’s Annual Report on Form 10-K for the fiscal years ended December 31, 2024 and 2025. Neither the Company nor any of its associates or directors, officers or advisers provides any representation, assurance or guarantee that the occurrence of the events expressed or implied in any such forward-looking statements will actually occur. You are cautioned not to place undue reliance on these forward-looking statements. Other than in accordance with its legal or regulatory obligations (including under the UK Listing Rules, the Disclosure Guidance and Transparency Rules, the UK Market Abuse Regulation and other applicable regulations), the Company is under no obligation, and the Company expressly disclaims any intention or obligation, to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

Non-GAAP Financial Measures

Smurfit Westrock reports its financial results in accordance with GAAP. However, management believes certain non-GAAP financial measures provide Smurfit Westrock’s Board of directors, investors, potential investors, securities analysts and others with additional meaningful financial information that should be considered when assessing its ongoing performance. Smurfit Westrock management also uses these non-GAAP financial measures in making financial, operating and planning decisions, and in evaluating company performance. Non-GAAP financial measures are not intended to be considered in isolation of or as a substitute for, or superior to, financial information prepared and presented in accordance with GAAP and should be viewed in addition to, and not as an alternative for, the GAAP results. The non-GAAP financial measures we present may differ from similarly captioned measures presented by other companies. Smurfit Westrock uses the non-GAAP financial measures “Adjusted EBITDA”, “Adjusted EBITDA CAGR”, “Adjusted EBITDA Margin”, “Adjusted Free Cash Flow”, “Cumulative Discretionary Free Cash Flow”, “Cumulative Discretionary Free Cash Flow CAGR” and “Long-Term Net Debt to EBITDA”. We have not reconciled these forward-looking non-GAAP measures to the most comparable GAAP measures because it is not possible to do so without unreasonable efforts due to the uncertainty and potential variability of reconciling items, which are dependent on future events and often outside of management’s control and which could be significant. Because such items cannot be reasonably predicted with the level of precision required, we are unable to provide forward-looking comparable GAAP measures.

Inside Information

This announcement contains inside information as defined under Article 7(1) of the Market Abuse Regulation (EU) No 596/2014 as it forms part of UK domestic law by virtue of the European Union (Withdrawal) Act 2018 (as amended). The person responsible for arranging the release of this announcement on behalf of Smurfit Westrock plc is Gillian Carson-Callan, Group SVP Finance & Company Secretary. The date and time of this announcement is the same as the date and time that it has been communicated to the media on February 11, 2026.

About Smurfit Westrock

Smurfit Westrock (NYSE: SW, LSE: SWR) is a leading provider of paper-based packaging solutions in the world, with approximately 97,000 employees across 40 countries. More information about the company, its businesses and solutions can be found at smurfitwestrock.com. Investors can access information included on the Investor Relations section of the website at investors.smurfitwestrock.com.

Contact

Ciarán Potts Smurfit Westrock T: +353 1 202 71 27 E: ir@smurfitwestrock.com	FTI Consulting T: +353 1 765 0800 E: smurfitwestrock@fticonsulting.com